SECURITIES PURCHASE AGREEMENT


           This SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of January 14, 2000, by and among NEX-I.COM INC., a New Jersey corporation (the "Company"), with its principal office located at 7 Wall Street, Princeton, New Jersey 08540, ALPHANET SOLUTIONS, INC., a New Jersey corporation with its principal office located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey 07927 ("AlphaNet") and FALLEN ANGEL EQUITY FUND, L.P., a Delaware limited partnership, with its principal office located at 960 Holmdel Road, Holmdel, New Jersey 07733 ("Fallen Angel"), and JOHN L. STEFFENS, an individual residing at 358 Wendover Drive, Princeton, New Jersey 08540 ("Steffens," and together with AlphaNet and Fallen Angel, the "Purchasers").

                                    RECITALS

           WHEREAS, the Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

           WHEREAS, the Company is contemporaneously offering to AlphaNet the right of first refusal to provide certain services to the Company on an exclusive basis;

           WHEREAS, Purchasers desire to purchase at the Closing (as hereinafter defined), upon the terms and conditions stated in this Agreement, an aggregate of three million nine hundred thirty seven thousand five hundred (3,937,500) shares of the Company's Series A Convertible Participating Preferred Stock (the "Preferred Shares"), convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), as set forth herein (a "Conversion"), for the aggregate purchase price of Two Million Two Hundred Fifty Thousand One and 69/100 U.S. Dollars ($2,250,001.69). The shares of Common Stock to be issued to the Purchasers upon conversion of the Preferred Shares are referred to herein as the "Common Shares." The Preferred Shares and the Common Shares are collectively referred to herein as the "Securities;" and

           WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS

           NOW, THEREFORE, in consideration of the foregoing promises and the undertakings set forth herein, the Company and each Purchaser hereby agree as follows:

                                    ARTICLE I

                      CORPORATE ORGANIZATION OF THE COMPANY

           The Company warrants to the Purchasers that nex-i.com, L.L.C. (the "LLC"), a New Jersey limited liability company, (i) has merged with and into the Company (the "Merger"), and pursuant to the Merger, all assets of the LLC have become the assets of the Company, and (ii) that prior to the Merger, nex-i.com inc. had no liabilities and conducted no business. References herein to the "Company" shall include the LLC together with the Company.


                                   ARTICLE II

                      PURCHASE AND SALE OF PREFERRED SHARES

           2.1 Purchase of Preferred Shares. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Preferred Shares shall be consummated at Closing (as hereinafter defined). On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly agree to purchase from the Company, an aggregate of 3,937,500 Preferred Shares, as specified below the signature for each such Purchaser on this Agreement, for an aggregate $2,250,001.69, or $0.571429 per share (the "Purchase Price"). The certificates representing the Preferred Shares shall be substantially in the form of Exhibit B annexed hereto.

           2.2 Form of Payment. AlphaNet and Fallen Angel shall pay the Purchase Price for the Preferred Shares that they are acquiring by wire transfer to an account designated by the Company. Steffens shall pay for the Preferred Shares that he is acquiring by the forgiveness of a promissory note, dated December 23, 1999, owing from the Company to Steffens. Upon receipt of payment of the Purchase Price, the Company shall deliver the Preferred Shares to the Purchasers

           2.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VII and VIII hereof, the date and time of the Closing shall be at 2:00 p.m. New Jersey time, on January 14, 2000 (the "Closing").


                                   ARTICLE III

                          TERMS OF THE PREFERRED SHARES

           Prior to Closing, the Company shall amend its Certificate of Incorporation to create the Preferred Shares, which shall have the terms which are set forth on Exhibit C annexed hereto (the "Terms of the Preferred Shares"). The Company agrees that the Terms of the Preferred Shares as specified in Exhibit C shall be set forth in, and made a part of, the Company's Certificate of Incorporation.
                                   ARTICLE IV

                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

           Each Purchaser represents and warrants to the Company as of the date hereof and as of the date of Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser, as set forth in this Article IV. Each Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

           4.1 Investment Purpose. Purchasers are purchasing the Preferred Shares for each Purchaser's own account for investment only and not with a present view toward or in connection with the public sale or distribution thereof in violation of the applicable securities laws. Purchasers will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act, the rules and regulations promulgated pursuant thereto and applicable state securities laws. By making the representations in this Section 4.1, each Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

           4.2 Accredited Investor Status. Each Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, and each Purchaser has indicated on a duly executed Investor Questionnaire and
Representation Agreement in the form attached hereto as Exhibit D in which capacity that it so qualifies as an "accredited investor."

           4.3 Reliance on Exemptions. Each Purchaser understands that the Preferred Shares are being offered and sold to Purchasers in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire the Preferred Shares.

           4.4 Information. Each Purchaser has been furnished the Company Documents (as defined in Section 5.6 hereof), including, without limitation and to the fullest extent applicable, the Financial Statements (as defined in Section 5.6 hereof). The Purchasers have been afforded the opportunity to ask questions of the Company and have received what Purchasers believe to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchasers or any of their representatives nor any other disclosures or documents (including without limitation the Company Documents) shall modify, amend or affect Purchasers' right to rely on the Company's representations and warranties contained in this Agreement or in any Exhibit hereto or in any certificate issued in connection herewith or therewith.

           4.5 Governmental Review. Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

           4.6 Transfer or Resale. Purchasers understand that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 7.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with any margin account or other lending arrangement.

           4.7 Legends. Purchasers understand that, subject to Article VII hereof, the certificates for the Preferred Shares and, until such time as the Common Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article VII hereof), the certificates for the Common Shares, will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

           4.8 Authorization: Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchasers and are valid and binding agreements of Purchasers enforceable in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

           4.9 Residency. Each Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page of this Agreement.


                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           The Company represents and warrants to the Purchasers as of the date hereof and as of the date of Closing as set forth in this Article V. The Company makes no other representations or warranties, express or implied, to the Purchasers in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to the Purchasers in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

           5.1 Organization and Qualification. Prior to the Merger, the Company existed as a limited liability company and was duly organized and existing in good standing under the laws of the State of New Jersey. Upon the effectiveness of the Merger, the Company became, and presently is, a corporation duly organized and existing in good standing under the laws of the State of New Jersey. The Company, and its subsidiaries, if any, have the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company has no subsidiaries other than as set forth in Schedule 5.1 hereof, and is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, is or could reasonably be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company, and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby or on any of the Securities.

           5.2       Authorization: Enforcement.

                     (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue, sell and perform its obligations with respect to the Preferred Shares in accordance with the terms hereof and the terms of the Preferred Shares, to issue the Common Shares upon conversion of the Preferred Shares, in accordance with the terms and conditions of the Preferred Shares; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares and the issuance and reservation for issuance of the Common Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 5.2 hereof and except as contemplated by Section 5.5 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement has been, and upon Closing, the Registration Rights Agreement and the certificates for the Preferred Shares will have been duly executed and delivered by the Company; and
(d) this Agreement constitutes, and upon Closing, the Registration Rights Agreement and the Preferred Shares will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

           5.3 Capitalization. The capitalization of the Company, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares is set forth in Schedule 5.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or of any other person or entity which have not been satisfied or waived, or any liens or encumbrances. Except as disclosed in Schedule 5.3, as of the date of this Agreement and as of the Closing Date, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) issuance of the Securities will not trigger antidilution or similar rights for any other present or future outstanding or authorized securities of the Company or any of its subsidiaries, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries are obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Formation and Operating Agreement, as in effect prior to the Merger, the Company's Certificate of Incorporation as in effect on the date hereof and on the date of Closing ("Certificate of Incorporation"), and the Company's By-laws as in effect on the date hereof and on the date of Closing (the "By-laws"). The Company has set forth on Schedule 5.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing or concerning securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to each Purchaser copies thereof upon the request of such Purchaser).

           5.4 Issuance of Shares. The Common Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances directly or indirectly imposed or suffered by the Company or any of its subsidiaries, will be entitled to all rights and preferences accorded to a holder of Common Stock, shall be entitled to be traded on any markets and exchanges as the other shares of Common Stock of the Company may be traded, and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity. The Preferred Shares are duly authorized and validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances directly or indirectly imposed or suffered by the Company, any of its subsidiaries or any of its affiliates and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity.

           5.5 No Conflicts. The execution, delivery and performance of this Agreement, the Preferred Shares and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares and the Common Shares) will not
(a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any of the Purchasers (or any direct or indirect transferee, assignee or participant of a Purchaser or of such transferee, assignee or participant in a transaction of the type referred to in Section 7.1(b) below ("Purchaser Transferee")) owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as set forth on
Schedule 5.5, or except (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof.

           5.6 Information. Except as disclosed in Schedule 5.6 hereof, the Company has delivered to each Purchaser true and complete copies of all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by the Purchasers (collectively, the "Company Documents") which include, without limitation and to the fullest extent applicable (i) the Company's monthly financial statements for the period of the duration of the Company through November 30, 1999 and (ii) in the event that Closing occurs after January 31, 2000, the Company's audited Financial Statements for the year ended December 31, 1999. The financial statements referenced in Section 5.6(i) and (ii) are collectively referred to herein as the "Financial Statements." The Financial Statements have been prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP"), consistently applied (except
(A) as may be otherwise indicated in such Financial Statements or the notes thereto, or (B) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and, fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). None of the Financial Statements or any of the other Company Documents delivered to the Purchasers contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Except as set forth in the Financial Statements or the notes thereto, the Company has no liabilities, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (2) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and (3) liabilities not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries or to the transactions contemplated hereby or to the Securities. Except as set forth in Schedule 5.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any contract, which breach or violation could reasonably be expected to have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which could reasonably be expected to have a Material Adverse Effect.

           5.7 Absence of Certain Changes. Since November 30, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 5.7.

           5.8 Absence of Litigation. Except as disclosed in Schedule 5.8, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

           5.9 Disclosure. No information, statement or representation relating to or concerning the Company or any of its subsidiaries set forth in this Agreement contains an untrue statement of a material fact. No information relating to or concerning the Company or any of its subsidiaries set forth in any of the Company Documents or the Financial Statements contains a statement of material fact that was untrue as of the date or dates such Company Document was delivered to the Purchasers. The Company has not herein or in the Company Documents omitted to state a material fact necessary in order to make the statements and representations made herein or therein, in light of the circumstances under which they were made, not misleading.

           5.10 Acknowledgment. Regarding Purchasers' Purchase of the Securities, the Company acknowledges and agrees that Purchasers are not acting as financial advisors or fiduciaries of the Company or any of its subsidiaries (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between the Purchasers and the Company, are "arms-length," and that any statement made by a Purchaser (except as set forth in Article IV) or any of their respective representatives or agents, in connection with this Agreement, and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to such Purchaser's purchase of the Securities and (except as set forth in Article IV) has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.

           5.11 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

           5.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would either require registration of any of the Securities under the Act or prevent the parties hereto from consummating, or delay or interfere with the consummation of, the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the relevant representations and warranties herein contained of the Purchasers to the extent relevant for such determination.

           5.13 No Brokers. Except as set forth on Schedule 5.13, the Company has taken no action, directly or indirectly, which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchasers relating to this Agreement or the transactions contemplated hereby. The Company will indemnify the Purchasers from and against any fees and expenses (including without limitation reasonable attorneys fees and expenses) sought or other claims made any broker.

           5.14 Intellectual Property. Except as disclosed in Schedule 5.14, each of the Company and its subsidiaries owns, is licensed to use, or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted. To the Company's best knowledge, except as disclosed in Schedule 5.14, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

           5.15 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 5.15. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means Ira Baseman and Michael Markulek.

           5.16 No "Poison Pill". The Company does not have in effect a shareholders rights plan or similar plan in the nature of a "poison pill." If the Company adopts such a plan, none of the Purchasers' Preferred Shares and Common Shares will be deemed to trigger such plan.

           5.17 Dilution. The Company acknowledges that the number of Common Shares may increase substantially in certain circumstances (subject to the limitation on issuance of Common Shares set forth in the Company's Certificate of Incorporation). The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Common Shares upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue Common Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Company's Certificate of Incorporation is absolute and unconditional regardless of the dilutive effect such issuance has on the ownership interests of other stockholders of the Company.

           5.18 Certain Transactions. Except as disclosed in Schedule 5.18, and except for arm's length transactions pursuant to which the Company or any of its direct or indirect subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its direct or indirect subsidiaries could obtain from third parties, none of the officers, directors, or employees of the company is presently a party to any transaction with the Company or any of its direct or indirect subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

           5.19 Permits; Compliance. The Company and each of its direct and indirect subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure of which to possess, or the cancellation or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its direct or indirect subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Since December 1, 1999, neither the Company nor any of its direct or indirect subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations could not reasonably be expected to have a Material Adverse Effect.

           5.20 Insurance. The Company and each of its direct and indirect subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its direct and indirect subsidiaries are engaged. Neither the Company nor any such direct or indirect subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

           5.21 Year 2000. The Company represents and warrants that, to the best of its knowledge, its internal computer systems and software (collectively, the "Computer Products") shall, when applicable, accept, record, store, process, display, calculate and present the calendar dates falling on or after January 1, 2000 with the same functionality as such Computer Products accept, record, store, process, display, calculate and present all other calendar dates falling on or before December 31, 1999, and in all other aspects, the Computer Products shall not in any way lose functionality or degrade in performance as a consequence of such Computer Products operating at a date later than December 31, 1999.

           5.22 Issuance of Shares Under Employee Benefit Plans. The Company has not issued, and will not issue any shares of Common Stock under any Employee Benefit Plan (as such term is defined by the Employee Retirement Income Security Act ("ERISA")) or Plans adopted by the Company prior to Closing, except for additional issuances which are approved by the Board of Directors, including the approval of both of the two directors elected by the holders of the Preferred Shares.

           5.23 Tax Matters. Except as identified on Schedule 5.23:

                     (a) the Company has filed all tax returns, which include any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof (collectively, "Tax Returns"), and other reports which it was required to file and each such return or other report was correct and complete in all respects, and the Company has paid all taxes, including all federal, state, county, local or foreign taxes, charges, fees, levies, other assessments or withholding taxes or charges imposed by any governmental entity and any interest and penalties (civil or criminal) on or additions to any such taxes (collectively, "Taxes") due and owing by it (whether or not shown on any Tax Return or other report) and has withheld and paid over all Taxes which it is obligated to withhold from amounts paid or owing to any employee, independent contractor, stockholder, partner, creditor or other third party;

                     (b) no Tax audits are pending or being conducted with respect to the Company;

                     (c) there are no liens on any Common Stock, Preferred Shares or any of the Company's assets that arose in connection with any failure (or alleged failure) to pay any Tax;

                     (d) no information related to Tax matters has been requested by any Taxing authority and the Company has not received notice indicating an intent to open an audit or other review from any Taxing authority;

                     (e) there are no unresolved disputes or claims concerning the Tax liability of the Company;

                     (f) no claim has ever been made by any jurisdiction in which the Company does not file Tax Returns to the effect that the Company is or may be subject to any Tax imposed by that jurisdiction;

                     (g) the Company is not a party to any agreement that could obligate it to make any payments that would not be deductible pursuant to Code
Section 280G:

                     (h) the Company  has not made an election  pursuant to Code
Section 341(f);

                     (i) the Company has not waived any statute of limitations in respect of Taxes or agreed to an extension of time with respect to any Tax assessment or deficiency; and

                     (j) the Company is not a party to any Tax sharing or allocation agreement, and the Company has no liability for the Taxes of any person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

           5.24      Contracts and Commitments.

                     (a) Contracts. Other than this Agreement or as identified on Schedule 5.24, the Company is not a party to any written or oral:

                               (i)  pension,   profit  sharing,   stock  option,
employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit, welfare or stock plan or arrangement which is not identified on Schedule 5.24, or any contract with any labor union, or any severance agreement;

                               (ii) contract for the employment or engagement as
an independent contractor of any person, including any individual, partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization and governmental entity or any department, agency or political subdivision thereof (collectively, a "Person") on a full-time, part-time, consulting or other basis;

                               (iii) contract  pursuant to which the Company has
advanced  or loaned  funds,  or agreed to  advance or loan  funds,  to any other
Person;

                               (iv)  contract  or  indenture   relating  to  any
Indebtedness or the mortgaging, pledging or otherwise placing a lien on any of the Common Stock, the Preferred Shares or any of the assets of the Company;

                               (v) contract pursuant to which the Company is the
lessee of, or holds or operates, any real or personal property owned by any other Person;

                               (vi)  contract  pursuant  to which the Company is
the lessor of, or permits any third party to hold or operate, any real or personal property owned by the Company or of which the Company is a lessee;

                               (vii)  assignment,  license,  indemnification  or
other contract with respect to any intangible property (including any intellectual property owned by or licensed to the Company) which is not identified on Schedule 5.24;

                               (viii)  contract  or  agreement  with  respect to
services rendered or goods sold or leased to or from others, other than any customer purchase order accepted in the ordinary course of business and in accordance with the Company's past practice which both (A) does not require delivery after the date which is six months after the Closing Date and (B) does not involve a sale price of more than $10,000;

                               (ix) contract prohibiting the Company from freely
engaging in any business anywhere in the world;

                               (x)   independent    sales    representative   or
distributorship agreement which is not identified on Schedule 5.24; or

                               (xi) any other  contract which is material to the
Company or involves a consideration in excess of $10,000.

                     (b)  Enforceability.  Each item identified on Schedule 5.24
(the "Contracts") is valid, binding and enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

                     (c) Compliance. The Company has performed all obligations required to be performed by it under each Contract, and, to the best of the Company's knowledge, the Company is not in default under or in breach in any material respect of (nor is it in receipt of any claim of default or breach under) any such obligation. No event has occurred which with the passage of time or the giving of notice (or both) would result in a default, breach or event of noncompliance in any material respect under any obligation of the Company pursuant to any Contract. The Company has no present expectation or intention of not fully performing any obligation of the Company pursuant to any Contract, and the Company has no knowledge of any breach or anticipated breach by any other party to any Contract.

                     (d) Leases. With respect to each Contract which is a lease of personal property, the Company holds a valid and existing leasehold interest under such lease for the term set forth with respect to such lease identified on
Schedule 5.24.

                     (e)  Affiliated  Transactions.   Except  as  identified  on
Schedule 5.24(e), no officer, director, stockholder or Affiliate of the Company (and no individual related by blood or marriage to any such Person, and no entity in which any such Person or individual owns any beneficial interest) is a party to any agreement, contract, commitment or transaction with the Company (other than this Agreement) or has any material interest in any material property used by the Company.

                     (f) Copies. Purchaser's legal counsel has been supplied with a true and correct copy of each written Contract, each as currently in effect.

           5.25      Compliance with Laws.

                     (a) Generally. Except as identified on Schedule 5.25(a), the Company has not violated any requirement arising under any action, law, treaty, rule or regulation, determination or direction of an arbitrator or governmental entity, including any environmental and safety requirement (collectively, a "Legal Requirement"), and the Company has not received notice alleging any such violation.

                     (b) Environmental and Safety Matters. Without limiting the generality of Section 5.25(a):

                               (i) The Company  does not own,  control or occupy
any real property except the office space that it occupies at its address set forth above and the Company does not maintain therein a laboratory and does not conduct thereon any fabrication or manufacturing. The Company has complied and is in compliance with all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or clean-up of any hazardous substance (collectively, "Environmental and Safety Requirements").

                               (ii)  Without  limiting  the  generality  of  the
foregoing, the Company has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupation of its facilities and the operation of the Business. All such permits, licenses and other authorizations are identified on Schedule 5.25(b).

                               (iii) The Company has not received any written or
oral notice, report or other information regarding any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or investigatory, remedial or corrective obligations, relating to it or its facilities and arising under Environmental and Safety Requirements.

                               (iv) Except as identified on Schedule 5.25(c) and
except as disclosed on Schedule 5.25(b), the Company is not aware that any of the following exists at any property or facility owned or operated by the
Company:

                                (1) underground storage tanks or surface
                                    impoundments
                                (2) asbestos-containing material in any form or
                                    condition; or
                                (3) materials or equipment containing
                                    polychlorinated biphenyls.

                               (v) The Company has not treated, stored, disposed
of, arranged for or permitted the disposal of, transported, handled, or released any substance, including any hazardous substance, or owned or operated any facility or property, so as to give rise to liabilities of the Company for response costs, natural resource damages or attorneys' fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or similar state or local Environmental and Safety Requirements.

                               (vi) Neither this Agreement nor the  consummation
of the transactions contemplated hereby will result in any obligations for site investigation or cleanup, or notification to or consent of any government entity or third parties, pursuant to any so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements.

                               (vii) The Company has not, either expressly or by
operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to any Environmental and Safety Requirements.

                               (viii) No environmental  lien has attached to any
property now or previously owned, leased or operated by the Company.

                               (ix) Without  limiting the  foregoing,  no facts,
events or conditions relating to the Company's owned or leased properties or other past or present facilities, properties or operations of the Company will prevent, hinder or limit continued compliance with Environmental and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements, including any relating to onsite or offsite releases or threatened releases of hazardous substances, personal injury, property damage or natural resource damage.

                     5.26      ERISA.  Except as identified on Schedule 5.26:

                     (a) with respect to all current employees (including those on lay-off, disability or leave of absence), former employees, and retired employees of the Company (the "Employees"), the Company neither maintains nor contributes to any (i) employee welfare benefit plans (as defined in Section 3(1) of ERISA) ("Employee Welfare Plans"), or (ii) any plan, policy or arrangement which provides nonqualified deferred compensation, bonus or retirement benefits, severance or "change of control" (as set forth in Code
Section 280G) benefits, or life, disability accident, vacation, tuition reimbursement or other material fringe benefits ("Other Plans");

                     (b) the Company does not maintain, contribute to, or participate in any defined benefit plan or defined contribution plan which are employee pension benefit plans (as defined in Section 3(2) of ERISA) ("Employee Pension Plans");

                     (c) the Company does not contribute to or participate in any multiemployer plan (as defined in Section 3(37) of ERISA) (a "Multiemployer Plan");

                     (d) the Company does not maintain or have any obligation to contribute to or provide any post-retirement health, accident or life insurance benefits to any Employee, other than limited medical benefits required to be provided under Code Section 4980B;

                     (e) all Plans (and all related trusts and insurance contracts) comply in form and in operation in all material respects with the applicable requirements of ERISA and the Code;

                     (f) all required reports and descriptions (including all Form 5500 Annual Reports, Summary Annual Reports, PBGC-1s and Summary Plan Descriptions) with respect to all Plans have been properly filed with the appropriate government entity or distributed to participants, and the Company has complied substantially with the requirements of Code Section 4980B;

                     (g) with respect to each Plan, all contributions, premiums or payments which are due on or before the Closing Date have been paid to such Plan; and

                     (h) the Company has not incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC"), the United States Internal Revenue Service, any multiemployer plan or otherwise with respect to any employee pension benefit plan or with respect to any employee pension benefit plan currently or previously maintained by members of the controlled group of companies (as defined in Sections 414(b) and (c) of the Code) that includes the Company (the "Controlled Group") that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any member of the Controlled Group of incurring such a liability (other than liability for premiums due the PBGC) which could reasonably be expected to have any adverse effect on Purchaser or the Company after the Closing.

                     (i) the Company has not evaluated, prepared or submitted a request to the Internal Revenue Service for a compliance statement with respect to an operational or plan design defect under any Employee Plans.

           5.27 Promissory Note. On December 23, 1999, the Company received $250,000 advanced by Steffens pursuant to a promissory note delivered by the Company to Steffens at such time (the "Steffens Note"). The issuance of the Preferred Shares to Steffens will fully satisfy the Company's obligations to Steffens pursuant to the Steffens Note and the Company will not owe any amounts to Steffens in connection with the Steffens Note at such time.


                                   ARTICLE VI

                                    COVENANTS

           6.1 Best Efforts. The parties shall use their reasonable best efforts to timely satisfy each of the conditions described in Articles VIII and IX of this Agreement.


           6.2 Securities Laws. The Company agrees to timely file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or prior to the date of the Closing, take such action as is necessary to qualify the Securities for sale to the Purchasers at the Closing in compliance with applicable securities laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the date of the Closing.

           6.3 Listing. Upon registration, the Company shall use its best efforts to list and trade the Common Shares on the AMEX, the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and comply in all material respects with the Company's reporting, filing and other obligations under the By-laws and rules of such exchange or Nasdaq, as applicable, until such time as the Company's Board of Directors (the "Board") may determine that it is no longer in the best interests of the Company and its shareholders to do so, provided, that such determination of the Board must be approved by both of the two directors elected by the holders of the Preferred Shares.

           6.4 Prospectus Delivery Requirement. The Purchasers each understand that the Securities Act may require delivery of a prospectus relating to the Common Shares in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Shares being sold, and the Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act, if any, in connection with any such sale.

           6.5 Pre-emptive Right to Participate in Future Private Equity Financings.

                     (a) The Company shall not, prior to the date of effectiveness of a registration statement with respect to the resale of the Common Shares (the "Release Date"), issue Common Shares or securities which are convertible into or exercisable for Common Shares or any other classes of common shares of the Company (a "Private Equity Financing"), except for Permitted Issuances (as defined below) and except as hereafter set forth in this Section
6.5. If at any time after the Closing and prior to conversion or redemption of all of the Preferred Shares, the Company proposes a Private Equity Financing, other than a Permitted Issuance, the Company shall give each Purchaser the opportunity to purchase its pro rata share (as calculated below) of such Private Equity Financing on the same terms as offered to other persons, on the terms described below. For purposes of this Section 6.5(a), "Permitted Issuance" means any issuance (i) pursuant to the conversion of the Preferred Shares, (ii) pursuant to any stock dividend in, on, or upon any subdivision or combination of shares of the Common Stock or the Preferred Shares, (iii) pursuant to a firm commitment underwritten public offering, (iv) in connection with an acquisition or merger of another company by or with the Company (v) in connection with any future equity financing whereby Common Stock, or warrants or options to purchase Common Stock or securities convertible into Common Stock, are issued to a Strategic Investor (as defined in Section 6.5(d) hereof) or (vi) in connection with the issuance by the Company of stock options or other equity incentives pursuant to employee stock option plans and incentive warrant plans as may hereafter be approved by the Board of Directors, including the approval of both of the two directors elected by the holders of the Preferred Shares.

                     (b) Each Purchaser shall have the right to purchase its pro rata share of such Private Equity Financing based on the ratio of (x) the Common Shares issuable on conversion or exercise of Preferred Shares purchased by such Purchaser on the Closing Date to (y) all of the then issued and outstanding Common Stock of the Company plus the Common Shares then issuable upon conversion or exercise of any preferred stock, any warrants and any convertible debentures, options and other warrants then outstanding, before giving effect to the proposed Private Equity Financing.

                     (c) The Company shall deliver to each Purchaser, at least five (5) business days prior to the closing of such Private Equity Financing, written notice describing the terms and conditions of the proposed Private Equity Financing, and providing each Purchaser the opportunity to purchase its pro rata share (as calculated above) of the Private Equity Financing. Any portion of the Private Equity Financing required to be so offered and so offered which is not purchased (or irrevocably committed to be purchased) by a Purchaser within five (5) business days following the receipt by the Purchasers of such offer may be sold by the Company at any time thereafter on the same terms set forth in the offer, provided, however, that if the Company does not consummate such Private Equity Financing within 45 business days after receipt by the Purchasers of the written notice noted in this Section 6.5(c), the rights of the Purchasers under this Section 6.5 shall again apply to such Private Equity Financing.

                     (d) For the purposes of this Section 6.5, "Strategic Investor" shall mean any person or entity which has a material business, technology or commercial relationship with the Company, in addition to any equity financing provided by such person or entity, as determined in good faith by the Board, including the approval of both of the two directors elected to the Board by the holders of the Preferred Shares.

           6.6 Strategic Relationship with AlphaNet. The Company hereby grants to AlphaNet the enforceable exclusive right of first refusal to provide any services required by the Company or the Company's clients requiring, purchasing, or otherwise entailing, but not limited to, any of the following services:

                     (a) Network hardware design, installation and maintenance;
                     (b)       Network security and security audits;
                     (c)       Firewall management;
                     (d)       Server installation, configuration and
                               management;
                     (e)       Network management and monitoring;
                     (f)       Help Desk;
                     (g)       Applications and Development;
                     (h)       Consulting Services;
                     (i) Website Development and other e-business related activities;
                     (j)       Cabling;
                     (k) Any other services AlphaNet is capable of performing.

           To effect such exclusive right of first refusal, the Company shall refer to AlphaNet all opportunities coming to the Company's attention for the provision of any of the aforementioned services before submitting the need for such services to any other provider. If AlphaNet is willing to provide such services to the Company or to the Company's clients on commercially reasonable terms and conditions, the Company will purchase such services from AlphaNet.

            As soon as practicable following the Closing, the Company and AlphaNet will develop mutually acceptable operating procedures to facilitate the implementation of the provisions of this Section 6.6.

           6.7 Provision of Financial Statements to Purchasers. Until the Release Date, the Company shall provide each Purchaser copies of the Company's quarterly financial statements within 45 days after the close of each of the Company's first three fiscal quarters, and annual financial statements, prepared in accordance with GAAP, within 90 days after the close of the Company's fiscal year, for so long as such Purchaser remains a holder of Preferred Shares.

           6.8 Approval of Annual Budgets. Until the Release Date and for so long as AlphaNet and Fallen Angel, or their affiliates, control a majority of the then outstanding Preferred Shares, the Company shall adopt annual operating and capital budgets ("Budgets") by the 31st of March of each calendar year, which must be (i) unanimously approved and adopted by the Board, or (ii) approved by both of the two directors elected by the holders of the Preferred Shares and adopted by the entire Board, or (iii) in the event that a proposed Budget is neither unanimously approved and adopted by the Board nor approved by both of the two directors elected by the holders of the Preferred Shares, such proposed budget shall be submitted to a vote of the holders of the Preferred Shares for their approval, and the Company shall be required to obtain the consent of no less than 60% of the issued and outstanding Preferred Shares, voting together as a single class, to adopt such proposed Budget.

           6.9 Put Rights. After January 14, 2006 (the "Put Date"), upon the election of no less than 60% of the outstanding Preferred Shares, the Purchasers may, at such time and at any time thereafter, require the Company to purchase, and the Company shall purchase, any Preferred Shares or Common Shares that they may hold in the Company at the then fair market value, to be determined by a national investment banking firm agreed upon by the Purchasers and the Company (the "Put Rights"). In the event that Ira Baseman voluntarily terminates his full-time employment with the Company, the Put Date shall be accelerated to the date of such termination and the Purchasers shall have the right to exercise their Put Rights at any time thereafter.

           6.10 Board of Directors. At Closing, the Board of Directors of the Company (the "Board") shall consist of four directors and one vacancy, including
(i) two persons, including Ira Baseman, elected by the holders of the Common Stock, (ii) two persons elected by the holders of the Preferred Shares, and
(iii) one vacancy to be filled by an additional director to be elected after Closing by the foregoing four persons.

           6.11 Approval of Directors Elected by Holders of Preferred Shares. With respect to any action under this Agreement and under any of the agreements executed in connection therewith which requires for the approval thereof the approval of both of the two directors elected by the holders of the Preferred Shares, if the holders of Preferred Shares are no longer entitled to elect such directors, then the approval of the holders of 60% of the then outstanding Preferred Shares must be obtained to take such action.

                                   ARTICLE VII

           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

           7.1 Removal of Legend. Any restrictive legend on the certificates for the Preferred Shares or, until such time as the Common Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchasers pursuant to Rule 144, the certificates for the Common Shares, the Legend (as defined in Section 4.6 hereof) shall be removed and the Company shall issue, or shall cause to be issued, a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if: (a) the resale of such Security is registered under the Securities Act; or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements; or (c) such Security can be sold pursuant to Rule 144, the Holder provides the Company with reasonable assurances that the Security can be so sold without restriction, and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC; or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all registered Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and, if required by the Securities Act, to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be re-legended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

           7.2 Transfer Agent Instructions. The Company shall instruct its transfer agent, in a form satisfactory to the Purchasers, to issue certificates, registered in the name of the Purchaser or its nominee, for the Common Shares in such amounts specified from time to time by the Purchaser upon conversion or exercise of the Preferred Shares. Such certificates shall bear the Legend only to the extent provided by Section 7.1 above. The Company covenants that no instruction other than such instructions referred to in this Article VII, and stop transfer instructions to give effect to Section 4.6 hereof in the case of the Common Shares prior to registration of the Common Shares under the Securities Act or "black-out" periods as provided in the Registrations Rights Agreement between the Company and the Purchasers, dated of the date hereof, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchasers' obligations and agreement set forth in Section 7.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus as required in
Section 7.1 in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by such Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser.

                                  ARTICLE VIII

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

           8.1 The obligation of the Company hereunder to issue and sell the Preferred Shares to the Purchasers at the Closing is subject to the satisfaction, as of the date of the Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                               (i)  The  Purchasers   shall  have  executed  the
signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company. The Purchasers shall have completed and executed the Investor Questionnaire and Representation Agreement and delivered the same to the Company.

                               (ii) The Purchasers shall have wired the Purchase
Price to an account designated by the Company.

                               (iii) The  representations  and warranties of the
Purchasers shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

                               (iv)  No  statute,  rule,  regulation,  executive
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.


                                   ARTICLE IX

              CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

           9.1 The obligation of the Purchasers hereunder to purchase the Preferred Shares to be purchased by them on the date of the Closing is subject to the satisfaction as of the date of the Closing, of each of the following conditions, provided that these conditions are for the sole benefit of the Purchasers and may be waived by the Purchasers at any time in the Purchasers' sole discretion:

                               (i) The Company  shall have  completed the Merger
and shall be organized and in good standing as a corporation under the laws of the State of New Jersey, with a Certificate of Incorporation and By-laws substantially in the form of Exhibit E annexed hereto;

                               (ii)  The  Company   shall  have   executed   the
signature page to this Agreement and the Registration Rights Agreement and delivered the same to Purchasers;

                               (iii) The  Company  shall have  delivered  to the
Purchasers duly issued Preferred Shares being so purchased by each Purchaser at the Closing;

                               (iv) The  representations  and  warranties of the
Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, and as though any reference to the date of this Agreement is a reference to the date of the Closing (except for representations and warranties that speak as of a specific calendar date, which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. Purchasers shall have received a certificate, executed by the President, Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect.

                               (v)  No  statute,  rule,  regulation,   executive
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                               (vi) Purchasers shall have received an opinion of
Smith, Stratton, Wise, Heher & Brennan, counsel to the Company, dated as of the Closing, in the form attached hereto as Exhibit F.

                               (vii) The Company's  Amendment to its Certificate
of Incorporation setting forth the terms of the Preferred Shares shall have been filed with the Secretary of State of New Jersey and shall have become effective.

                               (viii)  The   Common   Shares   required   to  be
authorized and reserved pursuant to the Company's Certificate of Incorporation shall have been duly authorized and reserved by the Company.

                               (ix)   The    approval   of   the    transactions
contemplated by this Agreement and the Registration Rights Agreement by the shareholders of the Company shall have been duly obtained, and a copy of the minutes of the meeting of the shareholders of the Company, certified by the Secretary of the Company as being true and correct, reflecting such approval shall have been provided to each Purchaser.

                               (x) The Co-Sale Agreement (in the form of Exhibit
G annexed hereto) shall have been duly executed by the Company and Ira Baseman, respectively.

                               (xi) No material  adverse change in the Company's
business prospects shall have occurred prior to Closing.


                                    ARTICLE X

                          GOVERNING LAW; MISCELLANEOUS

           10.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey other than the laws with respect to conflicts. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts in the State of New Jersey and the state courts located in the County of Morris in the State of New Jersey in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with
Section 10.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's or the Company's right to serve process in any other manner permitted by law. The parties hereto agree that a final judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

           10.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall promptly cause additional original executed signature pages to be delivered to the other parties.

           10.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

           10.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           10.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

           10.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                     If to the Company:
                               nex-i.com inc.
                               7 Wall Street
                               Princeton, New Jersey 08540
                               Attention: Ira A. Baseman, President and CEO
                               Telephone No. (609) 497-9400
                               Facsimile No. (609) 497-9433

                     With a copy to:
                               Smith, Stratton, Wise, Heher & Brennan
                               600 College Road East
                               Princeton, New Jersey 08540
                               Attention: Richard J. Pinto, Esq.
                               Telephone No.  (609) 987-6650
                               Facsimile No.  (609) 987-6651

                     If to AlphaNet:
                               AlphaNet Solutions, Inc.
                               7 Ridgedale Avenue
                               Cedar Knolls, New Jersey 07927
                               Attention: Jack Adler, Esq., Senior VP,
                                          Secretary and General Counsel
                               Telephone No.  (973) 889-3813
                               Facsimile No.  (973) 898-9694

                     With a copy to:
                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No. (973) 966-1550

                     If to Fallen Angel:
                               Fallen Angel Equity Fund, L.P.
                               c/o Fallen Angel Capital LLC
                               960 Holmdel Road
                               Holmdel, New Jersey 07733
                               Attention: Ira Cohen
                               Telephone No.  (732) 946-2000
                               Facsimile No.  (732) 946-0519

                     With a copy to:
                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No. (973) 966-1550

                     If to Steffens:

                               John L. Steffens
                               358 Wendover Drive
                               Princeton, New Jersey 08540

Each party shall provide notice to the other party of any change in address.

           10.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other except, with respect to the Company, in accordance with the Company's Certificate of Incorporation. Notwithstanding the foregoing, a Purchaser may subject to and in compliance with Section 7.2 hereof, assign all or part of its rights and obligations without the consent of the Company so long as such transferee is an accredited investor (within the meaning of Regulation D under the Securities
Act) and agrees in writing to be bound by this Agreement.

           10.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns (including transferees permitted in accordance with Section 10.7) and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

           10.9 Survival; Indemnity. The representations and warranties of the Company and the Purchaser and the agreements and covenants set forth herein shall survive the Closing hereunder through the date three months following the sixth anniversary of this Agreement notwithstanding any due diligence investigation conducted by or on behalf of the Company or any Purchaser as the case may be. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's respective officers, directors, employees, partners, agents and affiliates for loss or damage or expenses (including reasonable attorneys fees) arising as a result of or related to any breach or alleged breach by the Company of any of its respective representations or covenants set forth herein, in the Company's Certificate of Incorporation or in the Registration Rights Agreement, including advancement of expenses as they are incurred.

           10.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           10.11 Remedies. No provision of this Agreement providing for any remedy to a Purchaser or the Company shall limit any remedy which would otherwise be available to such Purchaser or the Company at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company and each Purchaser acknowledges that a breach by it of its respective obligations hereunder will cause irreparable harm to each Purchaser, in the case of the Company, and the Company, in the case of a Purchaser. Accordingly, the Company and each Purchaser acknowledges that the remedy at law for a material breach of its respective obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company or a Purchaser, as the case may be, of the provisions of this Agreement, that a Purchaser or the Company, as the case may be, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

                     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

NEX-I.COM INC.


By:   /s/ Ira Baseman
--------------------------------
Name:       Ira Baseman
Title:      President & CEO
Residence:  New Jersey

PURCHASERS:


   /s/ John L. Steffens
--------------------------------
       John L. Steffens
Residence:  New Jersey
Number of Preferred Shares
Purchased at Closing:  437,500 shares
Purchase Price Paid at Closing (in U.S. Dollars):  $250,000.19

ALPHANET SOLUTIONS, INC.


By:  /s/ Donald A. Deieso
--------------------------------
Name:  Donald A. Deieso
Title: President and CEO
Residence: New Jersey
Number of Preferred Shares
Purchased at Closing: 3,101,000 shares
Purchase Price Paid at Closing (in U.S. Dollars):  $1,772,001.33

FALLEN ANGEL EQUITY
FUND, L.P.


By:  /s/ Ira Cohen
--------------------------------
Name:       Ira Cohen
Title:      Limited Partner
Residence:  New Jersey
Number of Preferred Shares
Purchased at Closing:  399,000 shares
Purchase Price Paid at Closing (in U.S. Dollars): $228,000.17

                                    Exhibit A


                      FORM OF REGISTRATION RIGHTS AGREEMENT


Omitted.

                                    Exhibit B


                          FORM OF SERIES A CONVERTIBLE
                    PARTICIPATING PREFERRED SHARE CERTIFICATE


Omitted.

                                    Exhibit C


                            TERMS OF PREFERRED SHARES


Omitted.

                                    Exhibit D


           FORM OF INVESTOR QUESTIONNAIRE AND REPRESENTATION AGREEMENT


Omitted.

                                    Exhibit E


                                FORM OF COMPANY'S
                     CERTIFICATE OF INCORPORATION AND BYLAWS


Omitted.

                                    Exhibit F


                      FORM OF OPINION OF COMPANY'S COUNSEL


Omitted.

                                    Exhibit G


                            FORM OF CO-SALE AGREEMENT


Omitted.